LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 12, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO,

EACH DATED MAY 1, 2014

The following announces changes to the name of the fund’s subadviser and the name of the fund.

Effective June 30, 2014, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

The name of the fund will change from Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio to QS Batterymarch U.S. Small Capitalization Equity Fund.

The name of the fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc.

Effective May 30, 2014, the section of the Prospectus titled “More on fund management – Portfolio manager” is replaced with the following text:

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. Members of the investment team may change from time to time.

Stephen A. Lanzendorf has leadership responsibility for the day-to-day management of the fund and is responsible for the strategic oversight of the fund’s investments. The portfolio manager focuses on portfolio implementation and is primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Lanzendorf, CFA, Deputy Chief Investment Officer, has 30 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and fund shares held by the portfolio manager.

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The effectiveness of the changes described in this supplement are contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc.

Please retain this supplement for future reference.

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